BRANDYWINE ADVISORS FUND
                                      AND
                                LOOKING FORWARD

FRIESS ASSOCIATES OBSERVATIONS FOR BRANDYWINE ADVISORS FUND SHAREHOLDERS DECEMBER 31, 2000

           FUNDAMENTAL ANALYSIS RISES IN IMPORTANCE AS ECONOMY SLOWS

     The threat of inflation that was the key economic wild card for much of 2000 has given way to concerns about the effects of tighter credit, increased energy costs and investment losses on the wallets of consumers and corporations. The Fed in December said the risk of economic weakness now outweighs inflation concerns.

     Thanks for your confidence in our approach, which enabled your team to identify weakening conditions for technology companies and uncover opportunities within the energy sector.

     Economic conditions can change the types of companies in which we invest as they impact individual-company fundamentals. Still, the way we invest remains unchanged. Only companies that we believe are reasonably priced, rapidly growing and that have good prospects to beat Wall Street expectations comprise your portfolio, which should be comforting given what's been going on elsewhere.

     Bank of America's expectations for loan defaults prompted it to take higher-than-expected loan loss provisions that led to a December-quarter profit warning. Whirlpool cited slower appliance sales for a similar warning and its intention to slash 6,000 jobs, or 10 percent of its work force. United Parcel Service, Microsoft and Eastman Kodak are just a few examples from a horde of companies unable to meet expectations in the last quarter of 2000.

     While it sounds pretty gloomy, we're still finding money-making ideas. The slowing overall economy will demand more careful analysis to pick winners -- the type of environment where your team's in-depth research is critical. Most economists believe the Fed will begin a series of interest-rate cuts in January.

     With the Fed's target overnight bank lending rate at a nine-year high of
6.5 percent, loans are certainly more expensive than in the recent past. Still, we're far from a "credit crunch." The ratio of loans for which payments were 90 days overdue to total loans at large banks hit between 4 and 5 percent during the last credit crunch at the beginning of the 1990s. Meanwhile, that ratio was just 0.7 percent in the September quarter, a figure that could double and still be considered normal.

     Moderate price declines for industrial metals aluminum, tin and nickel might be showing economic slowing, but some analysts argue those drops partly reflect companies using commodities more efficiently. The price of copper, the benchmark industrial metal, actually increased slightly in 2000, as of December 26.

     One commodity, natural gas, factors into your team's research more often since its price more than tripled in 2000. Interstate Bakeries, which you don't own, missed November-quarter estimates because its gas-fueled ovens were more expensive to run than expected. This is no minor pricing hiccup.

     While this is a negative factor to consider for companies that use natural gas, your team also seizes on situations like these to identify opportunities. For example, California electricity prices have soared because of the price of gas most power companies in the region use to generate it. Your team uncovered companies selling electricity in California generated by lower-cost coal-fired plants, leading to higher profit margins. We watch carefully to make sure they get paid, as we believe the financial position of these California utilities is bleak.

     Our approach allows us to stay nimble and capitalize on opportunities created by changing economic conditions while helping avoid some of the pitfalls facing companies whose fortunes worsen. Thanks for recognizing the long-term benefits of focusing on individual-company fundamentals.

     God Bless!

     /s/ Foster Friess

     Foster Friess

INDUSTRY INSIGHTS . . .

     Bill D'Alonzo, a 19-year veteran of the Friess team, played a critical role in your team's recent sales of telecommunications companies. Some of those stocks dropped more than 50 percent after the Fund sold them. Bill discusses current trends in the telecom sector below.

TELECOM AT A TECHNOLOGICAL CROSSROAD

     Not so long ago the telecommunications sector was one of the highest flying groups in the market. Telecom stocks were consistently among the top performing Friess holdings during the past two-plus years.

     Now, the Bank of England warns, U.S. and European telecom companies jockeying for position in the continued evolution of wireless technology pose a risk to global equity and credit markets. Companies offering telecom services hit banks up for $252 billion in the first nine months of 2000, according to Thomson Financial Securities Data. That figure was only $38 billion in the same period two years ago.

     Recent telecom stock performance shows that investors have at least for now changed their assessment of the group's outlook. On December 1, the Nasdaq Telecom Index dipped below the level it first reached at year-end 1998, erasing nearly two years of stellar returns. The index soared 146 percent from the end of 1998 to its peak on March 10, 2000. From there, however, it fell 63 percent through December 22.

     At the heart of telecom concerns are mammoth outlays companies are making to buy licenses and build infrastructure for much-awaited 3G wireless net-works. Companies have already spent an estimated $350 billion on licenses around the globe. The Bank of England and other institutions worry that many companies are overextending themselves on capital investments that might not pay off for decades.

     Wireless technology is changing the way we communicate, and it will continue to profoundly affect people's lives for years to come.

     Nokia expects 1 billion people, or 16 percent of the world population, to use mobile phones by the first half of 2002. Still, the challenge for Nokia and companies like it is managing that growth within the context of ever-advancing technology.

     We believe in early 2001, companies will begin trying to motivate subscribers to switch from existing technology to the new General Packet Radio Service or GPRS, which makes fast Internet access through mobile phones possible and allows users to stay constantly connected. Success in this mission is especially critical to generate revenue to continue funding licensing and infrastructure costs for 3G now that outside financing is becoming more expensive and harder to come by.

     The Financial Stability Forum, a group of central bankers and regulators from 11 nations, recently studied about three dozen financial firms it considered to be most at risk. It found banks carrying loans to telecom companies representing as much as 40 percent of their capital and 5 percent of total assets, according to Bloomberg.

     Wireless technology is changing the way we communicate, and it will continue to profoundly affect people's lives for years to come.

     So wireless providers are in a bind. They must enjoy success in their efforts to convince subscribers to switch to GPRS, which is viewed as a temporary technological step from the existing system to 3G. At the same time, they must be careful not to be too successful, as satisfaction with GPRS could translate into resistance when the same companies later call on customers to make yet another costly switch to 3G.

     Will customers keep scrambling to buy the latest wireless device or will they delay purchase decisions until the eventual 3G rollouto Will 3G generate enough demand to justify the cost of making it possibleo These kinds of questions didn't seem to matter to investors only a year ago when telecom stock prices were high and the capital markets gladly fueled a telecom spending binge.

     Sorting the winners from the losers as the industry evolves requires intensive research, and we appreciate the opportunity to uncover for you the companies with the best strategies to navigate these challenges.

                 MORE TO LEARN BEYOND THE TOP AND BOTTOM LINES

     Investors shouldn't assume a company is fundamentally sound just because it hits impressive revenue and profit targets. Meeting or beating today's expectations can sometimes come at the expense of tomorrow's results. Your team goes beyond assessing a company's revenue and net income prospects because there's as much to learn from the numbers that reside in the more mundane balance sheet and cash flow statements.

     Traditional revenue- and earnings-driven analysis rarely uncovers fundamental values and warns of impending dangers like cash flow analysis. Unlike revenue and net income, actual cash flow can paint a clear picture of a business's operational health.

     One of the first steps is to compare operating cash flow to net income. Simply said, operating cash flow is less prone to abuse than net income. If net income is growing at a much faster rate than cash flow, further digging is warranted.

     Within cash flow from operations, we typically first look at accounts receivable on a "days sales outstanding" (DSO) basis. Growing accounts receivable carries commensurate growth in the risk of default among the customers that owe the company money. Customer financing in the telecommunications field has attracted a lot of attention recently for this reason.

     An especially questionable development in this area would be a company that changes its normal credit terms near the end of a quarter. A company that extends its customers' payment period from 30 to 60 days might be trying to lure customers into buying more product than they normally would, thus boosting the company's chances of hitting its near-term sales targets. Meanwhile, the customers that bought more than normal this quarter are unlikely to account for much demand in the next.

     This is why we believe it is so essential to not only scrutinize a target company's financials, but also query its customers. Likewise, competitors can often shed light on tactics employed by the competition that warrant further review.

     Inventory analysis, usually done on a "days sales in inventory" basis, is a critical next step. The higher the days sales in inventory, the more inventory the company is holding.

     Substantial increases in days sales in inventory are typically bad because they tie up cash and leave the inventory susceptible to obsolescence or pricing markdowns.

     The last two sections of the cash flow statement, investing and financing activities, are not part of cash flow from operations, but are still important in understanding overall changes in a company's cash flow situation.

     Cash flow from investing activities includes capital expenditures and cash paid for acquisitions and other purposes, which can help build an understanding of what kind of capital must be reinvested in the company to support its growth. Given the negative investing environment throughout most of 2000, this issue rises in importance. If a company has been selling stakes of its existing investments to fund new growth and those investments are now struggling, it might start tapping operating cash, banks loans, debt markets and other sources.

     Such an event would likely impact cash flow from financing activities, which details financing that has taken place to fund the ongoing business and its investments.

     Evaluating the quality of the earnings numbers a company reports is key to understanding the company's future prospects. Earnings are just one measure of a company's success. The way a company manages its cash flow is just as important.

     We appreciate the opportunity to dig deeper and isolate fundamentally sound companies on your behalf. -- Jon

ANDREA DALTON

     We want additions to your research team to be the kind of folks who can hit the ground running. Andrea Dalton, who came onboard in June, fits that description well. She got off to a quick start with successful picks such as Boeing and Southwest Airlines. Both companies beat Wall Street's September-quarter earnings expectations after Andrea's recommendations.

     Andrea's quick and positive influence on your team shouldn't come as a surprise given her background. She brought more than five years experience researching stocks for well-known firms such as Gabelli & Company and Palisade Capital. Her credentials include an undergraduate degree from Vassar College, an MBA from the Columbia Business School, a master of international affairs degree from Columbia's School of International and Public Affairs, and the Chartered Financial Analyst designation.

     "Andrea joined us having already spent years researching companies in a variety of industries by speaking with contacts from target companies and firms with which they do business," said Research Team Leader John Ragard. "That made her a natural fit for our generalist research approach, which hinges on contacts with company managements, competitors, customers and suppliers."

     According to Andrea, it was more than the Friess investment strategy that made her feel like part of the team right away. "It was easy to get up to speed and start doing my job effectively at Friess Associates because my teammates are very eager to cooperate and share information pertinent to the entire Friess portfolio, not just their own stock picks."

     Andrea and her husband Jay Lee relocated to a home in southeastern Pennsylvania, where they are happily adjusting to life far from the bustle of Manhattan. Jay is a senior vice president with the Fleet Credit Card Services division of Fleet-Boston who implemented the firm's Fusion smart-card product to compete in the credit-card market. Andrea and Jay like to travel, especially to places where they can enjoy the beauty of the outdoors.

                            TOP TEN INDUSTRY GROUPS
                            AS OF DECEMBER 31, 2000

Drilling and Oil/Gas Services (11.9%)

Medical Related (10.6%)

Oil/Gas Exploration and Production (8.9%)

Retailing (7.2%)

Utilities (7.0%)

Financial/Business Services (6.7%)

Transportation Related (5.9%)

Pollution Control Services (5.0%)

Software (4.7%)

Pharmaceuticals (4.6%)

Cash (7.8%)

All Others (19.7%)

SOUTHWEST AIRLINES, LUV

     Congested airports are spurring record delays and cancellations and, adding insult to injury, most airlines are passing higher fuel costs on to travelers through higher ticket prices.

     NYSE-listed Southwest Airlines steers clear of big airports wracked with scheduling problems that are critical hubs for major airline connecting flights. Instead, it flies shorter, direct routes between smaller airports, enabling it to avoid much of the delay-related costs other airlines absorb. Fuel prices increased 27 percent in the September quarter, but Southwest only experienced a 2 percent rise in fuel costs thanks to its fuel price hedging efforts.

     Your team spoke to Chief Financial Officer Gary Kelly about Southwest's commitment to its employees. Five major airlines were embroiled in labor disputes as the holiday travel season began and Southwest, known for its positive corporate culture, wasn't one of them.

     Through the first three quarters of 2000, Southwest sported the industry's fewest complaints per 100,000 passengers. It also had the lowest number of cancellations through November. Fares among other major carriers increased 15 percent during this time, about three times the rate at Southwest.

     Stronger than expected traffic and a widening fare gap fueled 20 percent September-quarter revenue growth to $1.5 billion. During that period, earnings grew 46 percent, topping estimates for the third straight quarter. Analysts expect strong performance to continue as more travelers opt for Southwest's low-cost, low-hassle approach.

     Your team bought Southwest at less than 20 times 2001 estimates. FirstCall estimates show analysts predict the company will grow December-quarter earnings 50 percent to $0.27 per share from $0.18 in the year-ago period and follow that with 23 percent earnings growth in 2001.

WEATHERFORD INTERNATIONAL, WFT

     Despite huge capital outlays to find natural gas reserves, energy companies typically only access about one-fourth to one-third of a given reservoir's potential. NYSE-listed Weatherford International provides equipment and services that increase the resources companies get from their discoveries, making it a popular partner for industry giants including BP Amoco and Royal Dutch Shell.

     In the continuing rush to capitalize on high oil and gas prices, demand surges among major oil companies for Weatherford's yield-improving technologies. It's a lot more profitable for oil companies to get more out of their existing finds than it is for them to drill for new discoveries. Weatherford's revenues of $1.28 billion in the first three reported quarters of 2000 already exceed its $1.24 billion total for all of 1999.

     Your team spoke with Weatherford Chief Executive Bernard Duroc-Danner about one of the company's new expandable sand-screen systems it deployed for Shell in the North Sea. The system, which prevents the well from clogging and enables faster flow rates than traditional gravel-based systems, is the longest ever at one-quarter mile, opening up new potential for the technology. Shell publicly reported that initial data showed production performance 30 percent above its expectations.

     With companies in a wide range of industries cutting back on spending plans, analysts seem to underestimate the level of commitment among major oil companies to grow their capital spending programs. The current oil and gas supply-and-demand situation makes multi-year, double-digit spending growth likely, which bodes well for Weatherford.

     Your team bought Weatherford at less than 25 times 2001 consensus earnings estimates, though the PE is lower based on our estimates. FirstCall estimates show analysts expect Weatherford to grow earnings to $1.56 a share from $0.71 in 2000.

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                               December 31, 2000
                                  (Unaudited)

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                COST      VALUE (B)<F2>
  ------                                                ----      -------------

COMMON STOCKS - 91.5% (A)<F1>

               AEROSPACE - 3.9%
     16,500    The Boeing Co.                       $ 1,032,850    $ 1,089,000

                  THIS SECTOR IS 5.4% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 3.2%
     12,000    American Eagle Outfitters, Inc.          417,102        507,000
      9,700    Jones Apparel Group, Inc.                302,693        312,219
      2,800    The Men's Wearhouse, Inc.                 71,405         76,300
                                                    -----------    -----------
                                                        791,200        895,519

                  THIS SECTOR IS 13.2% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT - 4.8%
      3,500    ADC Telecommunications, Inc.              74,650         63,437
     22,500    Tellabs, Inc.                          1,113,863      1,271,250
                                                    -----------    -----------
                                                      1,188,513      1,334,687

                  THIS SECTOR IS 12.3% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 5.4%
     25,000    Ceridian Corp.                           697,691        498,437
     33,400    Thermo Electron Corp.                    912,154        993,650
                                                    -----------    -----------
                                                      1,609,845      1,492,087

                  THIS SECTOR IS 7.3% BELOW YOUR FUND'S COST.

               DRILLING AND OIL/GAS SERVICES - 11.9%
      5,300    Baker Hughes Inc.                        210,139        220,281
      9,400    Dynegy Inc.                              452,132        526,988
     13,300    ENSCO International Inc.                 404,425        453,031
     14,500    Marine Drilling Companies, Inc.          339,939        387,875
     18,900    Pride International, Inc.                509,072        465,413
     20,000    Rowan Companies, Inc.                    460,860        540,000
      5,000    UTI Energy Corp.                         115,973        164,375
     11,300    Weatherford International, Inc.          401,906        533,925
                                                    -----------    -----------
                                                      2,894,446      3,291,888

                  THIS SECTOR IS 13.7% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 6.7%
        900    Astoria Financial Corp.                   46,922         48,881
      7,000    Charter One Financial, Inc.              179,158        202,125
      4,200    Fidelity National Financial, Inc.        101,457        155,137
     11,600    First Health Group Corp.                 404,988        540,125
      3,400    Quanta Services, Inc.                    116,964        109,438
      6,000    Sabre Holdings Corp.                     228,775        258,750
      6,700    True North Communications Inc.           261,725        284,750
      2,800    XL Capital Ltd.                          213,129        244,650
                                                    -----------    -----------
                                                      1,553,118      1,843,856

                  THIS SECTOR IS 18.7% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 1.2%
      2,200    Darden Restaurants, Inc.                  47,835         50,325
     10,000    Jack in the Box Inc.                     304,014        294,375
                                                    -----------    -----------
                                                        351,849        344,700

                  THIS SECTOR IS 2.0% BELOW YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 0.5%
      3,900    Dycom Industries, Inc.                   172,617        140,156

                  THIS SECTOR IS 18.8% BELOW YOUR FUND'S COST.

               MEDICAL RELATED - 10.6%
     15,500    Apria Healthcare Group Inc.              420,999        461,125
     30,000    HEALTHSOUTH Corp.                        469,941        489,375
      6,300    Lincare Holdings Inc.                    309,509        359,494
      9,900    Omnicare, Inc.                           169,844        214,087
     15,600    Orthodontic Centers of
                 America, Inc.                          508,310        487,500
     15,000    St. Jude Medical, Inc.                   751,494        921,563
                                                    -----------    -----------
                                                      2,630,097      2,933,144

                  THIS SECTOR IS 11.5% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 8.9%
     16,600    Alberta Energy Company Ltd.              721,652        800,950
     59,000    Chesapeake Energy Corp.                  442,407        597,375
     57,200    Gulf Canada Resources Ltd.               267,891        289,575
      5,000    Mitchell Energy &
                 Development Corp.                      221,472        306,250
     10,200    Ocean Energy Inc.                        162,133        177,225
      9,300    Triton Energy Ltd.                       243,617        279,000
                                                    -----------    -----------
                                                      2,059,172      2,450,375

                  THIS SECTOR IS 19.0% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 4.6%
     12,700    American Home Products Corp.             794,468        807,085
      8,900    King Pharmaceuticals, Inc.               301,198        460,019
                                                    -----------    -----------
                                                      1,095,666      1,267,104

                  THIS SECTOR IS 15.6% ABOVE YOUR FUND'S COST.

               POLLUTION CONTROL SERVICES - 5.0%
     15,000    Waste Connections, Inc.                  386,250        495,938
     31,600    Waste Management, Inc.                   776,079        876,900
                                                    -----------    -----------
                                                      1,162,329      1,372,838

                  THIS SECTOR IS 18.1% ABOVE YOUR FUND'S COST.

               RETAILING - 7.2%
     29,800    BJ's Wholesale Club, Inc.              1,022,226      1,143,575
     12,400    RadioShack Corp.                         596,094        530,875
     10,000    Tiffany & Co.                            331,061        316,250
                                                    -----------    -----------
                                                      1,949,381      1,990,700

                  THIS SECTOR IS 2.1% ABOVE YOUR FUND'S COST.

               SOFTWARE - 4.7%
     35,000    Cadence Design Systems, Inc.             858,400        962,500
      8,700    Mentor Graphics Corp.                    221,338        238,706
      2,300    Synopsys, Inc.                            83,150        109,107
                                                    -----------    -----------
                                                      1,162,888      1,310,313

                  THIS SECTOR IS 12.7% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 5.9%
     48,500    Southwest Airlines Co.                 1,187,527      1,626,205

                  THIS SECTOR IS 36.9% ABOVE YOUR FUND'S COST.

               UTILITIES - 7.0%
     15,000    American Electric Power
                 Company, Inc.                          678,218        697,500
        400    CONSOL Energy Inc.                        10,240         11,175
     18,800    PPL Corp.                                761,229        849,525
     13,300    Southern Energy, Inc.                    357,890        376,556
                                                    -----------    -----------
                                                      1,807,577      1,934,756

                  THIS SECTOR IS 7.0% ABOVE YOUR FUND'S COST.

               Total common stocks                   22,649,075     25,317,328

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 8.6% (A)<F1>

               VARIABLE RATE DEMAND NOTES - 8.6%
$ 1,376,384    American Family Financial Services     1,376,384      1,376,384
  1,000,000    Sara Lee Corp.                         1,000,000      1,000,000
                                                    -----------    -----------
               Total short-term investments           2,376,384      2,376,384
                                                    -----------    -----------
               Total investments                    $25,025,459     27,693,712
                                                    -----------
                                                    -----------
               Liabilities, less cash and
               receivables (0.1%) (A)<F1>                              (28,894)
                                                                   -----------
                 NET ASSETS                                        $27,664,818
                                                                   -----------
                                                                   -----------
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($27,664,818/2,569,716
               shares outstanding)                                      $10.77
                                                                        ------
                                                                        ------

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

          Sector return percentages represent the Fund's appreciation or depreciation from the Fund's cost basis in that sector.

                 TOTAL RETURN SINCE INCEPTION OCTOBER 31, 2000

                         BAF                      2.67%
                         S&P MidCap 400          -0.66%
                         Russell 2000            -2.88%
                         S&P 500                 -7.46%
                         NASDAQ Industrials     -19.65%

The S&P MidCap 400 Index is a market-value weighted index and consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

The Russell 2000, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the U. S. equity market and includes income.

The S&P 500 Index is a market-value weighted index that consists of 500 stocks chosen for market size, liquidity, and industry group representation.

The Nasdaq Industrials Index is capitalization-weighted to measure the performance of all Nasdaq stocks in the industrial sector and does not include income.

   Past performance is no guarantee of future results. Investment return and
   --------------------------------------------------
 principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             MARKET CAPITALIZATION
                            AS OF DECEMBER 31, 2000

                            LARGE CAP
                            $15 billion and over
                            20.6%

                            MID CAP
                            $1 billion to $15 billion
                            69.7%

                            SMALL CAP
                            below $1 billion
                            1.8%

                            CASH
                            7.8%

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

Marvin N. Schoenhals
Chairman
WSFS Financial Corp.
Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
    (877) 636-6460                                         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian: FIRSTAR BANK, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

Report editor: Rebecca Buswell
Report Staff: Chris Aregood, Sandy Frabizzio, Dave Marky, Adam Rieger

THIS MATERIAL IS APPROPRIATE FOR USE BY PROSPECTIVE INVESTORS ONLY WHEN ACCOMPANIED BY A CURRENT BRANDYWINE ADVISORS FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities.

As of December 31, 2000, Boeing, Southwest Airlines and Weatherford International represented 3.97, 5.92 and 1.94 percent of the Fund's net assets, whereas all other companies discussed were not held by the Fund.

The Nasdaq Telecommunications Index is a capitalization-weighted index measuring the performance of 231 Nasdaq stocks in the telecommunications industry. First Call Corporation, a Thomson Financial company, provides consensus earnings estimates based on analysts' earnings projections.